     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 22, 1997



                                                      REGISTRATION NO. 333-31735

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                          AMENDMENT NO. 1 TO FORM S-1


                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                              STEEL DYNAMICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              INDIANA                               3312                             35-1929476
  (STATE OR OTHER JURISDICTION OF       (PRIMARY STANDARD INDUSTRIAL              (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)       CLASSIFICATION CODE NUMBER)             IDENTIFICATION NO.)

                              4500 COUNTY ROAD 59
                             BUTLER, INDIANA 46721
                                 (219) 868-8000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
        INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 KEITH E. BUSSE
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              STEEL DYNAMICS, INC.
                              4500 COUNTY ROAD 59
                             BUTLER, INDIANA 46721
                                 (219) 868-8000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   Copies to:

               ROBERT S. WALTERS, ESQ.                                JOHN MORRISON, ESQ.
                  BARRETT & MCNAGNY                                   SHEARMAN & STERLING
                215 EAST BERRY STREET                                599 LEXINGTON AVENUE
              FORT WAYNE, INDIANA 46802                            NEW YORK, NEW YORK 10022
                   (219) 423-9551                                       (212) 848-4000

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the Registration Statement is declared effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE


============================================================================================================
                                                                  PROPOSED
                                                                   MAXIMUM                 AMOUNT OF
                  TITLE OF EACH CLASS OF                          AGGREGATE              REGISTRATION
               SECURITIES TO BE REGISTERED                    OFFERING PRICE(1)               FEE
------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value..............................       $254,178,750            $77,023.86(2)
============================================================================================================


(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(a).

(2) Previously paid.

                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Butler, Indiana, on this 22nd day of July, 1997.


                                          STEEL DYNAMICS, INC.


                                          By: /s/ TRACY L. SHELLABARGER

                                            ------------------------------------

                                            Tracy L. Shellabarger


                                            Vice President and Chief Financial
                                              Officer



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                SIGNATURES                                 TITLE                       DATE
------------------------------------------  ------------------------------------  --------------
*                                           President & Chief Executive Officer    July 22, 1997
------------------------------------------  and Director (Principal Executive
Keith E. Busse                              Officer)

/s/ TRACY L. SHELLABARGER                   Vice President & Chief Financial       July 22, 1997
------------------------------------------  Officer and Director (Principal
Tracy L. Shellabarger                       Financial and Accounting Officer)

*                                           Vice President of Melting and          July 22, 1997
------------------------------------------  Casting and Director
Mark D. Millett

*                                           Vice President of Rolling and          July 22, 1997
------------------------------------------  Finishing and Director
Richard P. Teets, Jr.

                                            Director
------------------------------------------
Paul B. Edgerley

                                            Director
------------------------------------------
William D. Strittmatter

*                                           Director                               July 22, 1997
------------------------------------------
Leonard Rifkin

*                                           Director                               July 22, 1997
------------------------------------------
John C. Bates

                                            Director
------------------------------------------
William Laverack, Jr.

                                            Director
------------------------------------------
Jurgen Kolb



* By: /s/ TRACY L. SHELLABARGER

     --------------------------------------------------

     Tracy L. Shellabarger


     Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT NO.                            DESCRIPTION OF EXHIBIT                            PAGE NO.
-----------   -------------------------------------------------------------------------  --------
    1.1+      Form of Underwriting Agreement. .........................................
    3.1a      Amended and Restatement Articles of Incorporation of Steel Dynamics, Inc.
              Filed as Exhibit 3.1 to the Company's Registration Statement on Form S-1,
              SEC File No. 333-12521, effective November 21, 1996 ("1996 Form S-1") and incorporated by reference herein. .......................................
    3.1b      Articles of Incorporation of Iron Dynamics, Inc. Filed as Exhibit 3.1b to
              the Registrant's 1996 Annual Report on Form 10-K, SEC File No. 0-21719
              ("1996 Form 10-K"), filed March 31, 1997, and incorporated by reference herein. .................................................................
    3.2a      Bylaws of Steel Dynamics, Inc. Filed as Exhibit 3.2 to the Registrant's
              1996 Form S-1 and incorporated by reference herein. .....................
    5.1       Legal Opinion of Barrett & McNagny. .....................................
   10.1a      Amended and Restated Credit Agreement between Steel Dynamics, Inc. and
              Mellon Bank, N.A., et al., dated July 9, 1997. ..........................
   10.2       Loan Agreement between Indiana Development Finance Authority and Steel
              Dynamics, Inc. re Taxable Economic Development Revenue bonds, Trust
              Indenture between Indiana Development Finance Authority and NBD Bank,
              N.A., as Trustee re Loan Agreement between Indiana Development Finance
              Authority and Steel Dynamics, Inc. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .................................................................
   10.3       Contract for electric service between Steel Dynamics, Inc. and American
              Electric Power Company. Filed as the identically numbered exhibit to the
              Registrant's 1996 Form S-1 and incorporated by reference herein. ........
   10.4       Industrial Gasses Supply Agreement Between Steel Dynamics, Inc. and Air
              Products and Chemicals, Inc. dated August 5, 1994. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................
   10.5       Interruptible Gas Supply Contract between Steel Dynamics, Inc. and
              Northern Indiana Trading Co. dated February 27, 1995. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................
   10.6       Gas Services Agreement between Steel Dynamics, Inc. and Northern Indiana
              Fuel & Light Company, Inc. dated April 3, 1995. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................................
   10.7       Gas Services Agreement between Steel Dynamics, Inc. and Northern Indiana
              Trading Co. dated April 3, 1995. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .................................................................
   10.8       Gas Services Agreement between Steel Dynamics, Inc. and Crossroads
              Pipeline Company dated April 3, 1995. Filed as the identically numbered exhibit to the Company's 1996 Form S-1 and incorporated by reference herein. .................................................................
   10.9       Panhandle Eastern Pipeline Agreement dated July 22, 1996. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................
   10.10      Natural Gas Purchase Agreement between Steel Dynamics, Inc. and PanEnergy
              Trading and Market Services, Inc. dated August 8, 1996. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................

EXHIBIT NO.                            DESCRIPTION OF EXHIBIT                            PAGE NO.
-----------   -------------------------------------------------------------------------  --------
   10.11      Agreement for Wastewater Services between the City of Butler, Indiana and
              Steel Dynamics, Inc. dated September 5, 1995. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................................
   10.12      Slag Processing Agreement between Steel Dynamics, Inc. and Butler Mill
              Service Company dated February 3, 1995. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .................................................................
   10.13      Agreement to provide Scrap Purchasing Services between Steel Dynamics,
              Inc. and OmniSource Corporation dated October 29, 1993. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................
   10.14      Purchasing Agreement between Steel Dynamics, Inc. and Heidtman Steel
              Products, Inc. dated October 29, 1993. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .................................................................
   10.15      Iron Carbide Off Take Agreement between Steel Dynamics, Inc. and
              Qualitech Steel Corporation dated June 29, 1996. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................................
   10.16      Purchasing, Domestic Sales and Export Distribution Agreement between
              Steel Dynamics, Inc. and Preussag Stahl AG dated December 14, 1995. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................
   10.17      Reciprocal Patent and Technical Information Transfer and License
              Agreement between Steel Dynamics, Inc. and Preussag Stahl AG dated
              December 14, 1995. Filed as the identically numbered exhibit to the
              Registrant's 1996 Form S-1 and incorporated by reference herein. ........
   10.18      1994 Incentive Stock Option Agreement, as needed. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................
   10.19      1996 Incentive Stock Option Agreement. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .................................................................
   10.20      Employment Agreement between Steel Dynamics, Inc. and Keith Busse. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................
   10.21      Employment Agreement between Steel Dynamics, Inc. and Mark D. Millett.
              Filed as the identically numbered exhibit to the Registrant's 1996 Form
              S-1 and incorporated by reference herein. ...............................
   10.22      Employment Agreement between Steel Dynamics, Inc. and Richard P. Teets,
              Jr. Filed as the identically numbered exhibit to the Registrant's 1996
              Form S-1 and incorporated by reference herein. ..........................
   10.23      1996 Officer and Manager Cash and Stock Bonus Plan. Filed as the
              identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................
   10.24      Employment Agreement between Steel Dynamics, Inc. and Tracy L.
              Shellabarger. Tracy L. Shellabarger Promissory Note and Stock Pledge
              Agreement. Filed as the identically numbered exhibit to the Registrant's
              1996 Form S-1 and incorporated by reference herein. .....................
   10.25      "Second Look" Export Distribution Agreement between Steel Dynamics, Inc.
              and Sumitomo Corporation of America. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .................................................................

EXHIBIT NO.                            DESCRIPTION OF EXHIBIT                            PAGE NO.
-----------   -------------------------------------------------------------------------  --------
   10.26      Sale of Excess Product Agreement between Iron Dynamics, Inc. and Sumitomo
              Corporation of America. Filed as the identically numbered exhibit to the
              Registrant's 1996 Form S-1 and incorporated by reference herein. ........
   10.31      Registration Agreement dated June 30, 1994. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................................
   10.32      Amendment No. 1 to Registration Agreement. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................................
   10.33      Amendment No. 2 to Registration Agreement. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................................
   10.34      Amendment No. 3 to Registration Agreement. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................................
   10.35      Stock Purchase Agreement with Preussag Stahl AG dated December 14, 1995.
              Filed as the identically numbered exhibit to the Registrant's 1996 Form
              S-1 and incorporated by reference herein. ...............................
   10.36      Stock Purchase Agreement with Sumitomo Corporation of America and
              Sumitomo Corporation dated September 10, 1996. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .......................................................
   10.37      Stock Purchase Agreement with Bain Capital, General Electric Capital
              Corporation, Heavy Metal, L.C., Keylock Investments Limited, Mazelina
              Anstalt, et. al. dated June 30, 1994. Filed as the identically numbered exhibit to the Registrant's 1996 Form S-1 and incorporated by reference herein. .................................................................
   10.38      Employment Agreement between Iron Dynamics, Inc. and Larry J. Lehtinen.
              Filed as Exhibit 10.38 to the Registrant's 1996 Form 10-K and
              incorporated by reference herein. .......................................
   10.39+     License Agreement between Iron Dynamics, Inc. and Sumitomo Corporation and Sumitomo Corporation, dated June 5, 1997. ...........................
   11.1       Statement re: Computation of Per Share Earnings. ........................
   21.1       List of Registrant's Subsidiaries. ......................................
   23.1       Consent of Barrett & McNagny (included in Exhibit 5.1). .................
   23.2*      Consent of Deloitte & Touche LLP (replaces exhibit omitted from original filing of July 21, 1997 through technical error). .......................
   24.1       Power of Attorney (included in signature pages). ........................
   27.1*      Financial Data Schedule (correction of technical error in exhibit included in original filing of July 21, 1997). ..........................


---------------
* Filed herewith.

+ To be filed by amendment.